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                      Vanguard Asset Allocation Fund
                        Vanguard Equity Income Fund
                    Vanguard Growth and Income Portfolio
                       Vanguard Preferred Stock Fund
                      Vanguard Wellesley Income Fund
                          Vanguard Wellington Fund
                           Vanguard Windsor Fund
                            Vanguard Windsor II
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
Important News
for Vanguard
Shareholders


proxy
information


VANGUARD ASSET ALLOCATION FUND

VANGUARD EQUITY INCOME FUND

VANGUARD GROWTH AND INCOME PORTFOLIO

VANGUARD PREFERRED STOCK FUND

VANGUARD/WELLESLEY INCOME FUND

VANGUARD/WELLINGTON FUND

VANGUARD/WINDSOR FUND

VANGUARD/WINDSOR II


Your Vanguard Fund will host a Special Meeting of Shareholders on May 1, 1998, at our headquarters in Malvern, Pennsylvania. The purpose is to vote on some important proposals affecting the Fund.

   The first few pages of this booklet summarize Vanguard's proposals and explain the proxy process -- including how to cast your votes. Before you vote, please read the full text of the proxy statement, which begins on page __, for a complete understanding of our proposals.


PROPOSAL 1: REORGANIZATION INTO A DELAWARE BUSINESS TRUST

We want to reorganize your Fund from a Maryland corporation into a Delaware business trust. (For Preferred Stock Fund, the reorganization is from a Pennsylvania common law trust into a Delaware business trust.)

WHY? We expect this administrative change TO SAVE MOST FUNDS (AND, ULTIMATELY, THEIR SHAREHOLDERS) A SUBSTANTIAL AMOUNT OF MONEY IN STATE TAXES EACH YEAR -- $228,000 for Asset Allocation Fund, $122,000 for Equity Income Fund, $129,000 for Growth and Income Portfolio, $537,000 for Wellesley Income Fund, $1,409,000 for Wellington Fund, $1,438,000 for Windsor Fund, and $1,426,000 for Windsor II, at current Fund levels. The savings realized would reduce each Fund's expenses. Preferred Stock Fund would not realize tax savings as a result of the change, but it would benefit from the efficiency of being organized the same way as all other Vanguard Funds.

KEY POINTS: The reorganization would not change your Fund's investment objective or policies (except for any changes approved by shareholders under Proposal 2). Your Fund also would keep the same Directors or Trustees, officers, investment advisers, and auditors.


                                   Please Vote
                                  Immediately!
                                 You can vote by
                                mail, telephone,
                                or our website...
                                   details can
                                   be found on
                                  the enclosed
                                  proxy insert.


                        (continued on inside front cover)
                                     [LOGO]

PROPOSAL 2: FIVE CHANGES TO INVESTMENT LIMITATIONS

We want to make a number of minor changes to the Vanguard Funds' fundamental investment limitations. Not all of these changes relate to your Fund, but you will have the opportunity to vote separately on each change that does apply. Proposal 2a is the most important of these. It concerns an interfund lending program that we would like to establish for all Funds. This program would permit your Fund to borrow money from other Vanguard Funds as needed to make redemptions while awaiting payment for securities that it has sold. In addition, your Fund could lend its cash reserves to other Vanguard Funds to meet their temporary borrowing needs.

WHY: Normally, your Fund has sufficient cash on hand to meet redemption requests. If not, however, the Fund can either delay paying shareholders for up to seven days or pay them immediately by taking out a temporary loan. Borrowing through the interfund lending program could be cheaper and easier for your Fund than borrowing from a bank. By lending money to other Funds through this program, your Fund could earn a better rate of interest on its cash reserves than it might receive from a bank.

KEY POINTS: The interfund lending program would feature a number of safeguards to make sure it is fair and beneficial to all Vanguard Funds. One especially important safeguard is this: No Fund could borrow or lend money in the program unless it would get a more favorable interest rate than a typical bank would offer.
                                    -- Q&A --

Q. I'm a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again -- a costly proposition for your Fund!

Q. I've owned shares of Vanguard Funds for several years. Why is this the first notice I've received about a shareholder meeting?

A. Unlike publicly traded companies, most mutual funds do not hold shareholder meetings every year. Instead, they undertake this expensive process only when significant issues requiring shareholder approval come up -- such as your Fund's plan to save on taxes by changing its form of organization. The last time all Vanguard Funds held shareholder meetings was in 1993.

Q. Who gets to vote?

A. Any person who owned shares of your Fund on the "record date," which was February 16, 1998, gets to vote -- even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Fund share owned on the record date.

                                                (continued on inside back cover)

                         VANGUARD ASSET ALLOCATION FUND
                          VANGUARD EQUITY INCOME FUND
                      VANGUARD GROWTH AND INCOME PORTFOLIO
                         VANGUARD PREFERRED STOCK FUND
                         VANGUARD WELLESLEY INCOME FUND
                            VANGUARD WELLINGTON FUND
                             VANGUARD WINDSOR FUND
                              VANGUARD WINDSOR II

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Your Vanguard Fund will host a Special Meeting of Shareholders on FRIDAY, MAY 1, 1998, AT 9:30 A.M., EASTERN TIME. This will be a joint meeting for all the Vanguard Funds listed above. It will be held at Vanguard's Malvern, Pennsylvania headquarters, in the Majestic Building. At the meeting, we'll ask shareholders to vote on:

     1. A proposal to reorganize your Fund into a Delaware business trust.

     2. Five proposed changes to your Fund's fundamental investment limitations (none of which would alter your Fund's current investment objective).

     3. Any other business properly brought before the meeting.

                                By Order of the Board of Directors (Trustees) Raymond J. Klapinsky, Secretary
                                100 Vanguard Boulevard
                                Malvern, PA 19355

February --, 1998

                            YOUR VOTE IS IMPORTANT!
YOU CAN VOTE EARLY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, AT OUR WEBSITE, OR BY MAIL. JUST FOLLOW THE EASY INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW UP MAILING BY VOTING TODAY!

                         VANGUARD ASSET ALLOCATION FUND
                          VANGUARD EQUITY INCOME FUND
                      VANGUARD GROWTH AND INCOME PORTFOLIO
                         VANGUARD PREFERRED STOCK FUND
                         VANGUARD WELLESLEY INCOME FUND
                            VANGUARD WELLINGTON FUND
                             VANGUARD WINDSOR FUND
                              VANGUARD WINDSOR II

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 1, 1998

                           PRELIMINARY PROXY STATEMENT
                       ----------------------------------

                                  INTRODUCTION
                                  ------------
     This is a combined proxy statement for the eight Vanguard Funds listed at the top of this page. We've divided the proxy statement into five parts:

     Part 1-- An Overview begins on page 2.
     Part 2-- Your Fund's Proposals--the longest part--begins on page 2.
     Part 3-- More on Voting and Shareholder Meetingsbegins on page 13.
     Part 4-- Fund Information begins on page 15.
     Part 5-- Director/Trustee Information begins on page 19.

     Please be sure to read the entire proxy statement before casting your vote. Questions? Call us at 1-800-xxx-xxxx (individual investors) or 1-800-xxx-xxxx (participants in company-sponsored retirement plans administered by Vanguard). This proxy statement was first mailed to shareholders the week of February --, 1998.

PART 1--AN OVERVIEW

     The Board of Directors/Trustees has sent you this proxy statement to ask for your vote on several proposals affecting your Fund. This table summarizes the proposals and how they apply to the eight Vanguard Funds that have scheduled a shareholder meeting for May 1, 1998.

                  PROPOSAL                              FUNDS AFFECTED
---------------------------------------------    -----------------------------
 #1. Reorganization into a Delaware Business
       Trust                                     All
 #2. Investment Limitation Changes
     a. Interfund lending program                All
     b. Borrowing money and pledging assets      All but Preferred Stock Fund
     c. Investments in securities owned by
           affiliates                            Wellesley Income Fund,
                                                   Windsor Fund, Windsor II
     d. Investments in assessable securities     Windsor Fund, Windsor II
     e. Industry concentration                   Preferred Stock Fund

PART 2--YOUR FUND'S PROPOSALS

PROPOSAL 1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST (ALL FUNDS)

     The Board of Directors/Trustees has approved a plan to reorganize your Fund into a Delaware business trust. THE PURPOSE OF THE REORGANIZATION IS TO REDUCE THE AMOUNT OF STATE TAXES THAT YOUR FUND PAYS ANNUALLY. Preferred Stock Fund won't realize any tax savings as a result of the change, but it will benefits from the efficiency of being organized the same way as all other Vanguard Funds. To proceed with the reorganization plan, we need shareholder approval. The next few pages of this proxy statement discuss important details of the reorganization plan, including the following:

     - Why we want to reorganize your Fund.
     - How we plan to accomplish the reorganization.
     - How the reorganization will affect your Fund.
     - How a Delaware business trust compares to your Fund's current legal structure.
     - How many shareholder votes we need to approve the reorganization.

     A SPECIAL NOTE TO SHAREHOLDERS OF PREFERRED STOCK FUND: Your Fund currently operates under a different form of organization than the other Vanguard Funds covered by this proxy statement. Your Fund is a common law trust under Pennsylvania law. That's why we occasionally note special considerations for your Fund.

A.  WHY WE WANT TO REORGANIZE YOUR FUND

     YOUR FUND WILL PAY LESS TAXES AS A BUSINESS TRUST. Your Fund (but not Preferred Stock Fund) currently pays foreign franchise taxes to the Commonwealth of Pennsylvania. This tax applies to your Fund because it is headquartered in Pennsylvania and is a "foreign" corporation--that is, organized as a corporation under the laws of a different state, Maryland. If your Fund were instead organized in the form of a business trust (as many mutual funds are) it would be exempt from the Pennsylvania foreign franchise tax. As a business trust, your Fund would be subject to a different tax, the Pennsylvania county personal property tax. However, most Pennsylvania counties have stopped assessing personal property taxes. This is because the Pennsylvania Supreme Court is expected to declare the personal property tax unconstitutional. (The U.S. Supreme Court declared a similar North Carolina tax unconstitutional in 1996.) We believe it unlikely that your Fund, as reorganized, would become subject to the personal property tax in the foreseeable future. If the personal property tax is reinstated, or any similar state tax is imposed, we would re-evaluate your Fund's options at that time.

     The following table shows (i) the amount of Pennsylvania foreign franchise taxes paid by your Fund for its last fiscal year; and (ii) the amount of Pennsylvania personal property taxes that your Fund would have paid if it had been organized as a business trust for the last fiscal year.

                                        LAST YEAR'S     SAME BILL AS A
                 FUND                   PA TAX BILL     BUSINESS TRUST
--------------------------------------  -----------     --------------
Asset Allocation Fund                   $  228,000        $        0
Equity Income Fund                      $  122,000        $        0
Growth and Income Portfolio             $  129,000        $        0
Preferred Stock Fund                    $        0        $        0
Wellesley Income Fund                   $  537,000        $        0
Wellington Fund                         $1,409,000        $        0
Windsor Fund                            $1,438,000        $        0
Windsor II                              $1,426,000        $        0

     "Last Year's Pennsylvania Tax Bill" is the approximate amount that we expect to save your Fund ANNUALLY by reorganizing it into a Delaware business trust. These anticipated savings are based on the size of your Fund during its last fiscal year. If your Fund grows, so will the amount of its tax savings. Of course, the ONE-TIME costs of reorganizing will offset your Fund's anticipated tax savings to a limited extent. These costs, which primarily relate to the printing, mailing and tabulation of proxies, are estimated as $84,000 for Asset Allocation Fund, $66,000 for Equity Income Fund, $69,000 for Growth and Income Portfolio, $10,000 for Preferred Stock Fund, $210,000 for Wellesley Income Fund, $640,000 for Wellington Fund, $377,000 for Windsor Fund and $616,000 for Windsor II.

     DELAWARE LAW IS FAVORABLE TO MUTUAL FUNDS. We are proposing to reorganize your Fund as a DELAWARE business trust because that state business trust law contains provisions that are well-suited to mutual funds. The "move" to Delaware would be largely on paper; your Fund would continue to operate out of Pennsylvania just as it does now.

     PREFERRED STOCK FUND SHAREHOLDERS: Your Fund currently pays no foreign franchise taxes to Pennsylvania because it is already organized as a trust under Pennsylvania law. We propose to reorganize your Fund as a Delaware business trust to take advantage of Delaware's more favorable mutual fund climate and to gain the administrative convenience of having it organized the same way as all other Vanguard Funds.

B.  HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION. The Board of Directors/Trustees has approved a written Agreement and Plan of Reorganization for your Fund. This document spells out the terms and conditions that would apply to your Fund's reorganization into a Delaware business trust.

     THREE STEPS TO REORGANIZE. In essence, the reorganization will be a three-step process. The first step is already taken: We have established a Delaware business trust especially for your Fund. Prior to the reorganization, this trust will issue its single, outstanding shares to your Fund. Second, if this proposal is approved, your Fund will transfer all of its assets and liabilities to the trust. As part of this second step, the trust will open an account for each Fund shareholder. The trust will then credit these accounts with the exact number of full and fractional shares that each shareholder owned in the Fund on the reorganization date. And third, we will dissolve your Fund's Maryland corporate entity (or, for the Preferred Stock Fund, the Pennsylvania business trust entity).

     EFFECTIVE AS SOON AS PRACTICABLE. If approved by shareholders, the reorganization will take place as soon as feasible after your Fund receives the necessary regulatory approvals and legal opinions. We think this could be
accomplished by             of 1998. However, at any time prior to the
reorganization, the Board of Directors/Trustees may decide that it is in the best interest of your Fund and its shareholders not to go forward with this project. If that happens, your Fund will continue to operate as it is currently organized.

C.  HOW THE REORGANIZATION WILL AFFECT YOUR FUND

     YOUR FUND'S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT ADVISERS AND FISCAL YEAR WILL STAY THE SAME. The reorganization will not change any of these. However, we are asking shareholders to waive temporarily any existing investment restrictions that would otherwise prohibit the reorganization. (For instance, many mutual funds are prohibited from acquiring control of any company. As part of the reorganization, however, your Fund would be acquiring control of the newly-formed trust.) Your vote in favor of the reorganization will operate as a temporary waiver of any such restrictions.

     THE REORGANIZATION WILL HAVE NO IMPACT ON YOUR FUND'S SHARE PRICE. On the day of the reorganization, the newly-formed trust's share price will be the same as that of your Fund. The reorganization will not cause your Fund's share price to go up or down, and you will own the same number of shares. Any declared but undistributed dividends or capital gains for your Fund will carry over in the reorganization.

     YOUR FUND'S EXISTING DIRECTORS/TRUSTEES WILL BE REELECTED. Federal securities laws require that at least one-half of your Fund's Directors/Trustees be elected by shareholders. While your Fund more than meets this standard now, that technically will not be true once it reorganizes as a trust. Rather than call another shareholder meeting to vote on Trustees after the reorganization, we will treat shareholder approval of this proposal as authorization to elect your Fund's current Board members to the same positions with the trust. This approach will avoid the considerable expense of printing, mailing and tabulating more proxies after the reorganization. (Please refer to Part 5 of this proxy statement for detailed information concerning your Directors/Trustees.)

     YOUR FUND'S EXISTING INDEPENDENT AUDITORS WILL BE RATIFIED. We will treat shareholder approval of the reorganization as ratification of your Fund's existing independent auditors, Price Waterhouse, LLP.

     Price Waterhouse is the independent auditor for all Vanguard Funds. In this role, Price Waterhouse audits and certifies the Funds' financial statements. Price Waterhouse also reviews the Funds' Annual Reports to Shareholders and their filings with the U.S. Securities and Exchange Commission. Neither Price Waterhouse nor any of its partners has any direct or material indirect financial interest in the Vanguard Funds. If you wish to request the attendance of a Price Waterhouse representative at the shareholder meeting, you should contact the
Fund's Secretary at the address shown on page   .

     THE REORGANIZATION IS CONDITIONED ON TAX FREE TREATMENT AT THE FEDERAL LEVEL. We fully expect that the reorganization will have no federal income tax consequences for you or your Fund. We will not proceed with the reorganization until this point is confirmed by an IRS ruling or opinion of counsel. Following the reorganization, from a tax standpoint, the adjusted basis of your Fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure.

     VOTING RIGHTS WILL BE BASED ON THE DOLLAR AMOUNT OF YOUR INVESTMENT. After the reorganization, your voting rights will become "dollar-based"--which is a different voting rights system than your Fund uses now. Currently, all Vanguard Funds provide shareholders with one vote for each share that they own. This share-based system treats shareholders equitably so long as all shares of a particular Fund have the same share price. However, unfairness arises when a Fund offers more than one series of shares (we often refer to these as "portfolios"). The share prices of a Fund's different portfolios inevitably diverge over time due to their different investment programs. As a result, when issues are voted at the Fund level, the owners of lower-priced shares have relatively greater voting clout than the owners of higher-priced shares. The change to dollar-based voting will ensure that shareholders' voting rights remain proportionate to their financial interests. While your Fund currently offers only one series of shares, dollar-based voting rights will apply to any additional portfolios that your Fund may offer in the future. (An exception here is that Windsor Fund and Windsor II are actually separate portfolios of Vanguard/Windsor Funds, Inc. The reorganization will accord shareholders of Windsor II--which has the higher share price at this time--voting rights that are financially equal to those enjoyed by shareholders of Windsor Fund. In other words, at current share prices, Windsor Fund shareholders will cede voting power to Windsor II shareholders--in the name of equity.)

     YOUR FUND WILL STOP ISSUING SHARE CERTIFICATES AND WILL CONVERT ANY OUTSTANDING SHARE CERTIFICATES TO RECORD ENTRY FORM. In today's financial world, very few investors hold share certificates as physical evidence of their mutual fund investments. Instead, investors' mutual fund holdings are maintained and accounted for as "record entries" on the fund's computer system. The main problems with share certificates are that:

        1. They present opportunities for theft, loss and fraud--and therefore offer less protection to shareholders, rather than more.

        2. They're especially inconvenient--you must return your certificates to the fund before your shares can be redeemed or exchanged.

     In light of these problems and the minimal demand for share certificates, your Fund will stop issuing them after the reorganization. In addition, your Fund will convert any outstanding share certificates to record entry form. This will not happen automatically; we will arrange conversion details separately with the Fund's certificate holders.

D. HOW A DELAWARE BUSINESS TRUST COMPARES TO YOUR FUND'S
     CURRENT LEGAL STRUCTURE

     Federal securities laws have much to say about the way that mutual funds operate, but they do not cover every aspect of a fund's existence. State law and each fund's governing documents fill in most of the gaps. The following discussion compares the state laws and documents currently governing your Fund with the state law and documents that will apply if it reorganizes as a Delaware business trust. We do not intend this discussion to be a comprehensive review of all technical distinctions between the different legal structures. (You would need to review the laws and Fund documents first-hand for that sort of analysis.) We simply want you to know how a Delaware business trust compares in certain key areas to a Maryland corporation--your Fund's present legal structure. (Preferred Stock Fund's present legal structure is a Pennsylvania business trust.)

     SHAREHOLDER LIABILITY. Shareholders of a Fund organized as a Maryland corporation generally have no personal liability for the Fund's obligations. By contrast, shareholders of a Fund organized as a Pennsylvania common law trust theoretically could have this type of liability if the Fund itself had no remaining assets to pay its obligations. However, with a Delaware business trust, shareholders generally have the same protection from personal liability that they would have as shareholders of a Maryland corporation.

     DIRECTOR/TRUSTEE LIABILITY AND INDEMNIFICATION. With a Maryland corporation Directors cannot be held liable for their activities in that role so long as they perform their duties in good faith, prudently and in the Fund's best interests. The same is generally true for the Trustees of a Pennsylvania common law trust or Delaware business trust if so provided in the Fund's governing documents. Under all three legal structures, the Fund can indemnify its Directors/Trustees from claims and expenses arising out of their service to the Fund--unless, that is, a Director/Trustee has acted improperly in a particular matter.

     SHAREHOLDER VOTING RIGHTS AND MEETINGS. Under a Fund organized as either a Maryland corporation or Pennsylvania common law trust, shareholders' voting rights are based on the number of shares that they own. As we explained on page
  , under a Delaware business trust shareholders' voting rights would be proportionate to their financial interests. As a Maryland corporation, the Fund generally must call a shareholder meeting if one is requested in writing by investors entitled to cast 25% or more of the Fund's votes. For a Pennsylvania business trust, 20% is the required percentage.

     SHARE CERTIFICATES. Funds organized as Maryland corporations generally issue share certificates to their investors upon request. Funds organized as Pennsylvania business trusts or Delaware business trusts are not required to
issue share certificates. As explained on page   , following the reorganization,
your Fund will stop issuing share certificates and will convert any outstanding certificates to record entry form.

E. HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE
    REORGANIZATION

     To go forward with the reorganization, a majority of your Fund's outstanding shares on February 16, 1998 must vote in favor of this proposal. (Shareholders of Windsor Fund and Windsor II will vote as separate Funds on the proposal.) YOUR FUND'S BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU APPROVE THE REORGANIZATION.

PROPOSAL 2. FIVE CHANGES TO FUNDAMENTAL INVESTMENT LIMITATIONS

     2A.  INTERFUND LENDING PROGRAM (ALL FUNDS)

     We want to establish an interfund lending program for all Vanguard Funds, including the ones that are not covered in this proxy statement. The program will allow the Vanguard Funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. THE FUNDS WILL NOT USE THIS PROGRAM TO LEVERAGE THEIR INVESTMENTS. The U.S. Securities and Exchange Commission has granted permission for the Vanguard Funds to participate in this program, subject to several conditions. We need shareholder approval, as well. In the following paragraphs we explain these important points:

     - Why your Fund would want to borrow money.
     - Why your Fund would want to lend money.
     - How the interfund lending program will work.
     - What safeguards will ensure fair and beneficial treatment of your Fund.
     - What your Fund's new investment limitation will say.
     - How many shareholder votes we need to approve the interfund lending program.

     YOUR FUND WOULD BORROW MONEY TO MEET REDEMPTION REQUESTS WHILE AWAITING THE PROCEEDS OF SECURITIES SALES. Normally, your Fund has sufficient cash on hand to satisfy all redemption requests. However, at times your Fund could be short on cash while awaiting settlement of its securities trades (typically a three business day process). While the law permits your Fund to defer redemption payments for up to seven days, we know that shareholders prefer to be paid immediately. This is the sole circumstance--and an unusual one, at that--under which your Fund would want to borrow money.

     YOUR FUND ROUTINELY LENDS MONEY TO BANKS--THROUGH REPURCHASE AGREEMENTS--TO GENERATE INCOME ON ITS CASH RESERVES. All Funds--including your own--maintain cash reserves to satisfy day-to-day redemption requests. Funds put their cash reserves to work by entering into repurchase agreements with banks (and other institutions, as well). In essence, these transactions are loans from the Fund to a bank. The Fund acquires a short-term, high quality security from the bank, who, in turn, agrees to buy that same security back from the Fund the next day--at a higher price. The difference between the purchase and resale prices represents the Fund's "interest" on the loan.

     THE NEW PROGRAM WILL LET VANGUARD MATCH THE BORROWING AND LENDING NEEDS OF DIFFERENT FUNDS TO EVERYONE'S BENEFIT. On a given day, some Vanguard Funds may wish to meet redemptions by borrowing money from banks, and other Vanguard Funds may wish to generate additional income by lending money to banks. Under the interfund lending program, Vanguard could match borrowing Funds with lending Funds. Vanguard would then arrange loans between the matched Funds, in keeping with a master loan agreement and the SEC's conditions for this program. By dealing with each other instead of banks, the Funds should be able to borrow money more cheaply and loan money more profitably. This is because (i) there will be no bank fees for these transactions, and (ii) we will have eliminated the banks' spread--that is, the difference between the rates that they typically charge borrowers and pay lenders. In addition, the interfund lending program will allow the Funds to forego the otherwise prudent--but expensive--step of maintaining a committed line of credit with a bank to cover any emergency borrowing needs. (We estimate that, altogether, the Vanguard Funds will save more than $800,000 annually by eliminating the need for a committed line of credit.)

     A complete list of the Vanguard Funds expected to participate in this
program (assuming approval by their shareholders) appears on page      .

     INTERFUND LOANS WILL PRESENT VERY LITTLE CREDIT RISK. When it lends money to another Fund, your Fund would be subject to credit risk--the possibility that the other Fund might fail to repay the loan. But your Fund faces this same type of risk when it lends money to a bank, through a repurchase agreement. And we believe that the risk is extremely small in both cases. Below we describe various safeguards designed to minimize the credit risk of interfund loans. A complete list of the Vanguard Funds expected to participate in this program
(assuming approval by their shareholders) appears on page   .

     THESE SEC-APPROVED SAFEGUARDS ARE IN PLACE TO ENSURE FAIR AND BENEFICIAL TREATMENT OF ALL VANGUARD FUNDS. No Vanguard Fund will be permitted to borrow or lend through the program unless it gets a more favorable interest rate than it would from a typical bank. Other important protections for your Fund include these points:

     (i) Interfund loan rates will be determined by a pre-established formula based on quotations from independent banks.

     (ii) Funds that borrow money must fully secure their interfund loans OR have total assets at least 10 times greater than the amount of the loan.

     (iii) Equity Funds will be permitted to loan no more than 5% of their net assets through the interfund lending program; taxable bond Funds could lend no more than 7.5%; and money market Funds could lend no more than 10%.

     (iv) All interfund loans will be very short-term. They must be repaid within the time it takes for securities trades to settle, not to exceed seven days;

     (v) No Fund can use the interfund lending program to borrow an amount larger than 125% of its total net cash redemptions for the preceding 7 calendar days;

     (vi) A lending Fund may call in its loans on one business day's notice to the borrowing Fund;

     (vii) Each Fund will continue to maintain non-committed loan arrangements with banks to provide for situations where an interfund loan is not possible or beneficial; and

     (viii) Each Fund's Board of Directors/Trustees will monitor the interfund lending program to make sure that the interfund loan rate formula and the Fund's participation in the program are still appropriate.

     YOUR FUND WILL ADOPT A NEW INVESTMENT POLICY TO PROVIDE FOR INTERFUND LOANS. Your Fund's existing investment limitations on borrowing and lending do not allow for interfund lending. If shareholders approve this proposal, we'll adopt a new investment limitation which states that your Fund can borrow and lend money through the interfund loan program so long as it complies with SEC conditions. We'll designate this new limitation as "fundamental," meaning that your Fund will not be able to change it in the future without shareholder approval.

     HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE INTERFUND LENDING. Your Fund's participation in the interfund lending program must be approved by the lesser of (i) a majority of your Fund's outstanding shares on February 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. (Shareholders of Windsor Fund and Windsor II will vote as separate Funds on this proposal.) YOUR FUND'S BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU APPROVE THE INTERFUND LENDING PROGRAM.

     2B.  BORROWING MONEY AND PLEDGING ASSETS (ALL FUNDS BUT PREFERRED STOCK
FUND)

     We want to establish standard limits on (i) the total amount of money that each Vanguard Fund can borrow from all sources and (ii) assets that each Fund can pledge to secure any loans. This proposal ties in with proposal 2a., concerning the interfund lending program. BY STANDARDIZING THE FUNDS' BORROWING AND PLEDGE LIMITS, WE EXPECT TO SIMPLIFY VANGUARD'S ADMINISTRATION OF THE INTERFUND LENDING PROGRAM AND OUR COMPLIANCE PROGRAMS. As you can see from the following table, currently there is a good deal of variation in the Funds' stated borrowing and pledge limitations (these are expressed as a percentage of each Fund's net assets or total assets):

            FUND                   BORROWING LIMIT           PLEDGE LIMIT
-----------------------------    --------------------    --------------------
Asset Allocation Fund            15% of net assets       5% of total assets
Equity Income Fund               15% of total assets     5% of total assets
Growth and Income Portfolio      10% of net assets       5% of total assets
Preferred Stock Fund             15% of net assets       15% of net assets
Wellesley Income Fund            10% of net assets       5% of total assets
Wellington Fund                  10% of total assets     no stated limit
Windsor Fund                     10% of net assets       no stated limit
Windsor II                       10% of net assets       no stated limit

     The Funds' different investment objectives do not explain the variations in their borrowing and pledge limits. Rather, these variations arise from the fact that many different attorneys and regulators have worked with the Funds over the years. We would like to realign the Funds' limits by establishing a uniform 15% OF NET ASSETS limitation on any money borrowed or assets pledged. Keep in mind that borrowing money and pledging assets are not integral parts of your Fund's investment program. As we explained in the interfund lending discussion, your Fund would borrow money only to meet redemptions while awaiting the proceeds of securities sales.

     HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE 15% BORROWING AND PLEDGE LIMIT. The change to a uniform 15% borrowing and pledge limitation must be approved by the lesser of (i) a majority of your Fund's outstanding shares on February 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. (Shareholders of Windsor Fund and Windsor II will vote as separate Funds on this proposal. Preferred Stock Fund shareholders not vote on this proposal because their Fund already meets the new standard.) YOUR FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THE STANDARD BORROWING AND PLEDGE LIMITS.

     2C. INVESTMENTS IN SECURITIES OWNED BY AFFILIATES (WELLESLEY INCOME FUND, WINDSOR FUND, AND WINDSOR II, ONLY)

     We want to eliminate your Fund's policy of avoiding investments in securities that are owned in certain amounts by Directors, officers, and key advisory personnel. THIS POLICY IS WELL-INTENTIONED, BUT WRONGLY FOCUSED AND UNNECESSARY FOR YOUR FUND. Having originated many years ago with state securities regulators who sought to prevent conflicts of interest in the management of mutual funds, the policy states that your Fund will not:

            "Purchase or retain securities of any company in which those officers and Directors of the Fund and/or its investment advisers owning more than 1/2 of 1% of such securi-ties, own in the aggregate more than 5% of such securities."

     Confused? You're not alone. Preventing conflicts of interest in fund management is, of course, a critically important objective. For this reason, your Fund has adopted a strict Code of Ethics that restricts the private investment activities of Directors, officers, key advisory personnel and a wide range of Vanguard employees. Our Code of Ethics places the burden of avoiding potential conflicts squarely on those who would stand to gain by inappropriately influencing or benefiting from your Fund's investment program. The current policy takes the opposite approach--it potentially restricts your Fund's investments. In other words, the current policy subordinates your Fund's investment interests to those of its Directors, officers and key advisory personnel. We believe that this is wrong.

     HOW MANY SHAREHOLDER VOTES WE NEED TO ELIMINATE THE POLICY CONCERNING INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. Elimination of this policy will require approval by the lesser of (i) a majority of your Fund's outstanding shares on February 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. (Shareholders of Windsor Fund and Windsor II will vote as separate Funds on this proposal.) YOUR FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELIMINATE THIS POLICY.

     2D.  INVESTMENTS IN ASSESSABLE SECURITIES (WINDSOR FUND AND WINDSOR II,
ONLY)

     We want to eliminate your Fund's policy of not purchasing assessable securities. THIS POLICY HAS NO APPARENT RELEVANCE TO YOUR FUND'S INVESTMENT PROGRAM; ITS ELIMINATION WOULD HAVE NO EFFECT ON YOUR FUND'S INVESTMENT PROGRAM. "Assessable security" is a legal term, not an investment term. It refers to situations where a person fully pays for securities but could be required to contribute additional sums of money to the person who issued the securities or its creditors. Assessable securities are unheard of in the world of publicly traded securities, where your Fund focuses its investments. Your Fund has carried this arcane policy on its books for many years--for no real reason--and we would now like to eliminate it.

     HOW MANY SHAREHOLDER VOTES WE NEED TO ELIMINATE THE POLICY CONCERNING INVESTMENTS IN ASSESSABLE SECURITIES. Elimination of this policy will require approval by the lesser of (i) a majority of your Fund's outstanding shares on February 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. (Shareholders of Windsor Fund and Windsor II will vote as separate Funds on this proposal.) YOUR FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELIMINATE THIS POLICY.

     2E.  INDUSTRY CONCENTRATION (PREFERRED STOCK FUND, ONLY)

     We want to restate your Fund's industry concentration policy. OUR PROPOSED CHANGES WILL ALLOW YOUR FUND TO TAKE FULL ADVANTAGE OF AVAILABLE PREFERRED STOCK OFFERINGS. Your Fund's current industry concentration policy states that it will not invest more than 25% of its assets in any one industry, except for the "electric and/or gas industries." (The SEC requires mutual funds to identify any specific industries in which they will "concentrate"--that is, invest more than 25% of their assets.) However, the market for preferred stocks has changed over the years. Today, financial-services companies are dominant issuers of new preferred stocks. In addition, other sorts of utilities companies--not just electric and gas companies--are among the most active issuers of preferred stocks. Your Fund wishes to adapt to this changed environment.

     The new concentration policy states that your Fund will invest more than 25% of its assets in the financial-services industry and more than 25% of its assets in the utilities industry. By concentrating its investments in particular industries, your Fund assumes the risk that those industries will not perform as well as the market at large. However, the market at large does not issue preferred stocks--only companies in certain industries do (for the most part, industries subject to regulations that make preferred stock an attractive financing tool). In today's securities markets, industry concentration is unavoidable for a fund that invests primarily in preferred stocks.

     HOW MANY SHAREHOLDER VOTES WE NEED TO RESTATE YOUR FUND'S CONCENTRATION POLICY. Restating your Fund's concentration policy will require approval by the lesser of (i) a majority of your Fund's outstanding shares on February 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO RESTATE THE CONCENTRATION POLICY.

PART 3--MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

     This section provides information on a number of topics relating to proxy voting and shareholder meetings.

     PROXY SOLICITATION METHODS. Your Fund will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials by mail. In addition, Vanguard employees and officers may solicit shareholder proxies in person, by telephone or through the Internet. We may also arrange for an outside firm, Shareholder Communications Corporation, to solicit shareholder votes by telephone on the Fund's behalf. This procedure, which is expected to cost the Fund approximately $4 per shareholder vote, will be employed only after all more cost-effective means of soliciting shareholder votes have been exhausted.

     PROXY SOLICITATION COSTS. Your Fund will pay all costs of soliciting proxies from its own shareholders, including costs relating to the printing, mailing and tabulation of proxies. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.

     QUORUM. In order for the shareholder meeting to forward, your Fund must achieve a quorum. This means that a majority of your Fund's shares must be represented at the meeting--either in person or by proxy. All returned proxies count towards quorum, regardless of how they are voted ("For," "Against" or "Abstain"). Your Fund will count broker non-votes towards quorum, but not towards the approval of any proposals. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

     REVOKING YOUR PROXY. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to your Fund's Secretary, Raymond J. Klapinsky, at 100 Vanguard Boulevard, Malvern, PA 19355 or by voting in person at the meeting.

     SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for your Fund's next annual or special meeting must be received by the Fund within a reasonable period of time prior to that meeting. Your Fund has no current plans to hold an annual or special meeting in 1999.

     NOMINEE ACCOUNTS. Upon request, the Vanguard Funds will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Funds' shares. Please submit invoices for our review to Vanguard Financial Center, P.O. Box 2600, Valley Forge, PA 19482.

     ANNUAL/SEMI-ANNUAL REPORTS. Your Fund's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-xxx-xxxx or write us at Vanguard Financial Center, P.O. Box 2600, Valley Forge, PA 19482.

     LITIGATION.  Your Fund is not involved in any litigation.

     OTHER MATTERS. At this point, we are unaware of any other business to be brought before the shareholder meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

     THE VANGUARD GROUP, INC. Your Fund is a member of The Vanguard Group, Inc., the only mutual mutual fund company. Vanguard is owned jointly by the Funds it oversees (and therefore by the shareholders of those Funds). Vanguard provides the Funds with their corporate management, administrative and distribution services on an at-cost basis.

PART 4--FUND INFORMATION

     This section contains background information about your Fund and its investment adviser(s), along with a list of the Vanguard Funds that we expect to participate in the interfund lending program (see proposal 2a. for details).

A.  INFORMATION ABOUT YOUR FUND (AS OF 12/31/98)

                                                     OUTSTANDING      5%
       FUND NAME         ORGANIZATION   NET ASSETS     SHARES      OWNERS*
------------------------ ------------   ----------   -----------   --------
Asset Allocation Fund        1988
Equity Income Fund           1988
Growth and Income
  Portfolio                  1986
Preferred Stock Fund         1982
Wellesley Income Fund        1970
Wellington Fund              1928
Windsor Funds
--Windsor Fund               1959
--Windsor II                 1985

*SEC rules require each Fund to tell you name and address of any person known to be the beneficial owner of more than 5% of the Fund's outstanding shares. The Fund must also tell you how many shares such persons own and what percentage of the Fund these shares represent.

B.  YOUR FUND'S INVESTMENT ADVISER(S)

         FUND NAME                    ADVISER NAME AND ADDRESS
----------------------------  -----------------------------------------
Asset Allocation Fund         Mellon Capital Management Corporation
                                595 Market Street, Suite 3000,
                                San Francisco, CA 94194
Equity Income Fund            Newell Associates
                                525 University Avenue,
                                Palo Alto, CA 94301
                              Spare, Kaplan, Bischel & Associates
                                44 Montgomery Street, Suite 3500,
                                San Francisco, CA 94194
                              John A. Levin & Co.
                                One Rockefeller Plaza, 25th Floor,
                                New York, NY 10020
                              The Vanguard Group, Inc.
                                100 Vanguard Boulevard,
                                Malvern, PA 19355
Growth and Income Portfolio   Franklin Portfolio Associates LLC
                                Two International Place, Boston, MA
                                02110

         FUND NAME                    ADVISER NAME AND ADDRESS
----------------------------  -----------------------------------------
Preferred Stock Fund          Wellington Management Company, LLP
                                75 State Street, Boston, MA 02109
Wellesley Income Fund         Wellington Management Company, LLP
Wellington Fund               Wellington Management Company, LLP
Windsor Fund                  Wellington Management Company, LLP
Windsor II                    Barrow, Hanley, Mewwhinney & Strauss,
                                Inc.
                              Tuckman Capital Management, Inc.
                              Equinox Capital Management, Inc.
                              The Vanguard Group, Inc.

C.  INTERFUND LENDING PROGRAM

     All current Vanguard Funds will be eligible to participate in the interfund lending program (assuming approval by their shareholders). Future Vanguard Funds will be eligible to participate, as well. The current Funds are:

VANGUARD ADMIRAL FUNDS
     Intermediate-Term U.S. Treasury Portfolio
     Long-Term U.S. Treasury Portfolio
     Short-Term U.S. Treasury Portfolio
     U.S. Treasury Money Market Portfolio
VANGUARD ASSET ALLOCATION FUND
VANGUARD BALANCED INDEX FUND
VANGUARD BOND INDEX FUND
     Intermediate-Term Bond Portfolio
     Long-Term Bond Portfolio
     Short-Term Bond Portfolio
     Total Bond Market Portfolio
VANGUARD CALIFORNIA TAX-FREE FUND
     Insured Intermediate-Term Portfolio
     Insured Long-Term Portfolio
     Money Market Portfolio
VANGUARD CONVERTIBLE SECURITIES FUND
VANGUARD EQUITY INCOME FUND
VANGUARD EXPLORER FUND

VANGUARD FIXED INCOME SECURITIES FUND
     GNMA Portfolio
     High Yield Portfolio
     Intermediate-Term Corporate Portfolio
     Intermediate-Term U.S. Treasury Portfolio
     Long-Term Corporate Portfolio
     Long-Term U.S. Treasury Portfolio
     Short-Term Corporate Portfolio
     Short-Term Federal Portfolio
     Short-Term U.S. Treasury Portfolio
VANGUARD FLORIDA INSURED TAX-FREE FUND
VANGUARD GROWTH AND INCOME PORTFOLIO
VANGUARD HORIZON FUND
     Aggressive Growth Portfolio
     Capital Opportunity Portfolio
     Global Asset Allocation Portfolio
     Global Equity Portfolio
VANGUARD INDEX TRUST
     500 Portfolio
     Extended Market Portfolio
     Growth Portfolio
     Small Capitalization Stock Portfolio
     Total Stock Market Portfolio
     Value Portfolio
VANGUARD INTERNATIONAL EQUITY INDEX FUND
     Emerging Markets Portfolio
     European Portfolio
     Pacific Portfolio
VANGUARD MONEY MARKET RESERVES
     Federal Portfolio
     Prime Portfolio
VANGUARD MORGAN GROWTH FUND
     Vanguard Municipal Bond Fund
     High-Yield Portfolio
     Insured Long-Term Portfolio
     Intermediate-Term Portfolio
     Limited-Term Portfolio
     Long-Term Portfolio
     Money Market Portfolio
     Short-Term Portfolio
VANGUARD NEW JERSEY TAX-FREE FUND
     Insured Long-Term Portfolio
     Money Market Portfolio

VANGUARD NEW YORK TAX-FREE FUND
     Insured Long-Term Portfolio
     Money Market Portfolio
VANGUARD OHIO TAX-FREE FUND
     Insured Long-Term Portfolio
     Money Market Portfolio
VANGUARD PREFERRED STOCK FUND
VANGUARD PRIMECAP FUND
VANGUARD SELECTED VALUE PORTFOLIO
VANGUARD SPECIALIZED PORTFOLIOS
     Energy Portfolio
     Gold & Precious Metals Portfolio
     Health Care Portfolio
     REIT Index Portfolio
     Utilities Income Portfolio
VANGUARD STAR FUND
     LifeStrategy-Conservative Growth Portfolio
     LifeStrategy-Growth Portfolio
     LifeStrategy-Income Portfolio
     LifeStrategy-Moderate Growth Portfolio
     STAR Portfolio
     Total International Portfolio
VANGUARD TAX-MANAGED FUND
     Balanced Portfolio
     Capital Appreciation Portfolio
     Growth and Income Portfolio
VANGUARD TREASURY FUND
VANGUARD TRUSTEES' EQUITY FUND
     International Value Portfolio
     U.S. Growth Portfolio
VANGUARD WELLESLEY INCOME FUND
VANGUARD WELLINGTON FUND
VANGUARD WINDSOR FUNDS
     Windsor Fund
     Windsor II
VANGUARD WORLD FUND
     International Growth Portfolio
     U.S. Growth Portfolio

PART 5--DIRECTOR/TRUSTEE INFORMATION

     Your "yes" vote on the reorganization proposal (see page *) will be treated as a vote to elect each of your Fund's current Directors/Trustees to the position of Trustee with the newly-organized Delaware business trust. Following the reorganization, the Trustees would serve until the next election or until their terms were for some reason terminated.

     This section of the proxy statement provides detailed information about the individual Directors/Trustees. The information presented includes:

     - The background and qualifications of the Directors/Trustees.
     - The identity of your Fund's principal executive officers.
     - How many Fund shares are owned by management.
     - How often the Board and its committees meet.
     - How Directors/Trustees are compensated.

A.  THE BACKGROUNDS AND QUALIFICATIONS OF DIRECTORS/TRUSTEES

     Except as otherwise noted, the individuals listed below currently serve as Directors/Trustees of The Vanguard Group, Inc. and all Vanguard Funds. The mailing of address of the Directors/Trustees is P.O. Box 876, Valley Forge, PA 19482.

                                       PRINCIPAL OCCUPATION DURING THE
                                       LAST 5 YEARS AND OTHER
            NAME               AGE     DIRECTORSHIPS
----------------------------   ---     ---------------------------------
John C. Bogle(1)               *       Senior Chairman of the Board and
                                         Director of The Vanguard Group,
                                         Inc., and all Vanguard Funds
John J. Brennan(1)             *       Chairman of the Board, Director,
                                         President and Chief Executive
                                         Officer of The Vanguard Group,
                                         Inc., and all Vanguard Funds
Robert E. Cawthorn(2)          *       Chairman Emeritus and Director of
                                         Rhone-Poulenc Rorer, Inc.;
                                         Managing Director of Global
                                         Health Care Partners/DLJ
                                         Merchant Banking Partners;
                                         Director of Sun Company, Inc.,
                                         and Westinghouse Electric Corp.
Barbara Barnes Hauptfuhrer     *       Director of The Great Atlantic
                                         and Pacific Tea Co., IKON
                                         Office Solutions, Inc.,
                                         Raytheon Co., Knight-Ridder,
                                         Inc., Massachusetts Mutual Life
                                         Insurance Co., and Ladies
                                         Professional Golf Association;
                                         Trustee Emerita of Wellesley
                                         College

                                       PRINCIPAL OCCUPATION DURING THE
                                       LAST 5 YEARS AND OTHER
            NAME               AGE     DIRECTORSHIPS
----------------------------   ---     ---------------------------------
Bruce K. MacLaury(3)           *       President Emeritus of The
                                         Brookings Institution; Director
                                         of American Express Bank Ltd.,
                                         The St. Paul Companies, Inc.,
                                         and National Steel Corp.
Burton G. Malkiel(2)           *       Chemical Bank Chairman's
                                         Professor of Economics,
                                         Princeton University; Director
                                         of Prudential Insurance Co. of
                                         America, Amdahl Corp., Baker
                                         Fentress & Co., The Jeffrey
                                         Co., and Southern New England
                                         Telecommunications Co.
Alfred M. Rankin, Jr.          *       Chairman, President, and Chief
                                         Executive Officer of NACCO
                                         Industries, Inc.; Director of
                                         NACCO Industries, The
                                         BFGoodrich Co., and the
                                         Standard Products Co.
John C. Sawhill                *       President and Chief Executive
                                         Officer of The Nature
                                         Conservancy; formerly, Director
                                         and Senior Partner of McKinsey
                                         & Co. and President of New York
                                         University; Director of Pacific
                                         Gas and Electric Co., Procter &
                                         Gamble Co., and NACCO
                                         Industries
James O. Welch, Jr.            *       Retired Chairman of Nabisco
                                         Brands, Inc.; retired Vice
                                         Chairman and Director of RJR
                                         Nabisco; Director of TECO
                                         Energy, Inc., and Kmart Corp.
J. Lawrence Wilson             *       Chairman and Chief Executive
                                         Officer of Rohm & Haas Co.;
                                         Director of Cummins Engine Co.,
                                         and The Mead Corp.; Trustee of
                                         Vanderbilt University

---------------
(1) Messrs. Bogle and Brennan are considered "interested persons" because they serve as Fund officers, as well as Directors/Trustees.
(2) Messrs. Cawthorn and Malkiel do not serve as Directors of Vanguard Equity Income Fund.
(3) Mr. MacLaury does not serve as Director/Trustee of Vanguard Municipal Bond Fund or the Vanguard State Tax-Free Funds.

B.  PRINCIPAL EXECUTIVE OFFICERS

     The following individuals are the principal executive officers of The Vanguard Group, Inc., and all Vanguard Funds. Each principal executive officer has held substantially the same position for the last five years or more (except that Mr. Brennan succeeded Mr. Bogle as Chairman of the Board on January 31,
1998). Their mailing address is P.O. Box 876, Valley Forge, PA 19482.

        NAME           AGE                      OFFICE
--------------------   ---     ----------------------------------------
John C. Bogle          *       Senior Chairman of the Board
John J. Brennan        *       Chairman of the Board, President and
                                 Chief Executive Officer
Raymond J. Klapinsky   *       Secretary
Richard F. Hyland      *       Treasurer
Karen E. West          *       Controller

C.  FUND SHARES OWNED BY DIRECTORS/TRUSTEES

     Your Fund's Directors/Trustees are committed to investing a significant portion of their assets in the Vanguard Funds. The Directors/Trustees allocate their investments among more than 90 Vanguard Funds based on their own investment needs. Their aggregate investments in the Vanguard Funds totaled over $* million as of December 31, 1997. The following tables show, as of that date, the total amount of Fund shares beneficially owned by each Director/ Trustee, along with the year in which each individual became a Director/Trustee of the Vanguard Funds.

                     BOGLE   BRENNAN   CAWTHORN   HAUPTFUHRER   MACLAURY
       FUND           19**     19**      19**         19**        19**
-------------------  ------  --------  ---------  ------------  ---------
Asset Allocation
  Fund
Equity Income Fund
Growth and Income
  Portfolio
Preferred Stock
  Fund
Wellesley Inc. Fund
Wellington Fund
Windsor Fund
Windsor II
ALL VANGUARD FUNDS

                      MALKIEL     RANKIN     SAWHILL     WELCH     WILSON
        FUND            19**       19**        19**       19**      19**
--------------------  --------    -------    --------    ------    -------
Asset Allocation
  Fund
Equity Income Fund
Growth and Income
  Portfolio
Preferred Stock Fund
Wellesley Inc. Fund
Wellington Fund
Windsor Fund
Windsor II
ALL VANGUARD
  FUNDS

     As of December 31, 1997, your Fund's Directors/Trustees and officers owned less than 1% of each Fund's total outstanding shares.

D.  BOARD AND COMMITTEE MEETINGS

     During 1997, your Fund's Board of Directors/Trustees held   meetings.

     Your Board has a standing Compensation, Nomination and Audit Committee, which consists of all Directors/Trustees who are not "interested persons" of the Fund (that is, all but Messrs. Bogle and Brennan). During 1997, the Committee
held   meetings. The Committee's role is to:

     1. Evaluate the performance of your Fund's officers and employees.

     2. Develop and approve the compensation arrangements for your Fund's officers and employees.

     3. Interview, evaluate and recommend to shareholders candidates for election your Fund's Board of Directors/Trustees. (The Committee will consider shareholder nominations for Director/Trustee; please write to Mr. Wilson, Chairman of the Committee.).

     4. Select your Fund's independent accountants and review their fees.

     5. Oversee your Fund's internal controls.

     Following the reorganization, your Fund's Board of Trustees will form a similar committee.

E.  DIRECTOR/TRUSTEE COMPENSATION

     The same individuals serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ and compensate their officers on a shared basis, as well.

The reorganization (Proposal #1) will not change the compensation arrangements described in this section.

     INDEPENDENT DIRECTORS/TRUSTEES. The Funds compensate their independent Directors/Trustees -- that is, the ones who are not also officers of the Fund -- in three ways:

          - The independent Directors/Trustees receive an annual fee of
     $          for their service to the Funds.

          - The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

          - Upon retirement, the independent Directors/Trustees receive an annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Director's/Trustee's death.

     "INTERESTED" DIRECTORS/TRUSTEES.  The Funds' interested
Directors/Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as officers of the Funds.

     OFFICERS. The Directors/Trustees set the compensation of the Funds' officers. Officers participate in a retirement plan that provides contributions equal to 10% of annual compensation, plus 5.7% of compensation in excess of the Social Security Taxable Wage Base then in effect. In addition, officers may make pre-tax contributions of up to 4% of total compensation to a thrift plan; these elective contributions are matched on a 100% basis.

     COMPENSATION TABLES. The following tables provide compensation details for each of the Directors/Trustees and the most highly paid Fund officers. For each Fund covered in this proxy statement, we list the amounts paid as compensation and accrued as retirement benefits by that Fund for each Director/Trustee and officer. In addition, the last table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown in this section relates to each Fund's most recent fiscal year.

                        ASSET ALLOCATION FUND                     EQUITY INCOME FUND
 DIRECTORS/       AGGREGATE        ACCRUED PENSION/        AGGREGATE        ACCRUED PENSION/
  TRUSTEES      COMPENSATION     RETIREMENT BENEFITS     COMPENSATION     RETIREMENT BENEFITS
------------    -------------    --------------------    -------------    --------------------
Bogle
Brennan
Hauptfuhrer
Cawthorn
MacLaury
Malkiel
Rankin
Sawhill
Welch
Wilson
Officers*
------------
Bogle
Brennan
Klapinsky
Hyland
West

---------------------
*SEC rules require this information only if the Fund's share of an officer's total compensation exceeds $60,000.

                      GROWTH & INCOME PORTFOLIO                  PREFERRED STOCK FUND
 DIRECTORS/       AGGREGATE        ACCRUED PENSION/        AGGREGATE        ACCRUED PENSION/
  TRUSTEES      COMPENSATION     RETIREMENT BENEFITS     COMPENSATION     RETIREMENT BENEFITS
------------    -------------    --------------------    -------------    --------------------
Bogle
Brennan
Hauptfuhrer
Cawthorn
MacLaury
Malkiel
Rankin
Sawhill
Welch
Wilson
Officers*
------------
Bogle
Brennan
Klapinsky
Hyland
West

---------------------

*SEC rules require this information only if the Fund's share of an officer's total compensation exceeds $60,000.

                        WELLESLEY INCOME FUND                       WELLINGTON FUND
 DIRECTORS/       AGGREGATE        ACCRUED PENSION/        AGGREGATE        ACCRUED PENSION/
  TRUSTEES      COMPENSATION     RETIREMENT BENEFITS     COMPENSATION     RETIREMENT BENEFITS
------------    -------------    --------------------    -------------    --------------------
Bogle
Brennan
Hauptfuhrer
Cawthorn
MacLaury
Malkiel
Rankin
Sawhill
Welch
Wilson
Officers*
------------
Bogle
Brennan
Klapinsky
Hyland
West

---------------------
*SEC rules require this information only if the Fund's share of an officer's total compensation exceeds $60,000.

                            WINDSOR FUND                              WINDSOR II
 DIRECTORS/       AGGREGATE        ACCRUED PENSION/        AGGREGATE        ACCRUED PENSION/
  TRUSTEES      COMPENSATION     RETIREMENT BENEFITS     COMPENSATION     RETIREMENT BENEFITS
------------    -------------    --------------------    -------------    --------------------
Bogle
Brennan
Hauptfuhrer
Cawthorn
MacLaury
Malkiel
Rankin
Sawhill
Welch
Wilson
Officers*
------------
Bogle
Brennan
Klapinsky
Hyland
West

---------------------
*SEC rules require this information only if the Fund's share of an officer's total compensation exceeds $60,000.

                ALL VANGUARD FUNDS*
   DIRECTORS/    ESTIMATED ANNUAL/      TOTAL COMPENSATION
    TRUSTEES    RETIREMENT BENEFITS     AS DIRECTOR/TRUSTEE
  ------------  --------------------    -------------------
  Bogle
  Brennan
  Hauptfuhrer
  Cawthorn
  MacLaury
  Malkiel
  Rankin
  Sawhill
  Welch
  Wilson

---------------------
The Directors/Trustees serve as such for 34 Vanguard Funds, except for Messrs. Malkiel and MacLaury, who serve on the Boards of 33 and 27 Vanguard Funds, respectively.

Q. How can I vote?

A. You can vote in any one of four ways:
   o Through the Internet at www.proxyvote.com (or by going to www.vanguard.com and clicking on "Proxy Voting").
   o By telephone, with a toll-free call to the number listed on your proxy card.
   o By mail, with the enclosed ballot.
   o In person at the meeting.

We encourage you to vote by Internet or telephone, using the 12-digit "control" number that appears on your proxy card. These voting methods will save your Fund a good deal of money (no return-mail postage!). Whichever method you choose, please take the time to read the full text of our proxy statement before you vote.

Q. Is it hard to vote by Internet?

A. Not at all! If you have not yet visited Vanguard's website -- at www.vanguard.com -- this is a great opportunity to check it out. Scan our website and, when you're ready, click on the "Proxy Voting" link on our homepage to access www.proxyvote.com (the voting location). Problems? Please call us at 1-800-662-2739.

Q. I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

      [LOGO]

Post Office Box 2600
Valley Forge, PA 19482

World Wide Web
www.vanguard.com

E-mail
online@vanguard.com



(C) 1998 Vanguard Marketing
Corporation, Distributor

PROX1   0198-2.5MB

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-###-#### OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD ASSET ALLOCATION FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 1, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                         FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All Funds)                   [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All Funds)                                        [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds but Preferred Stock Fund)          [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Asset Allocation Fund,           [ ]      [ ]       [ ] 2c.
       Equity Income Fund,  Growth and Income Portfolio, Windsor Fund, and
       Windsor II only)

   (d) Investments in assessable securities.  (Windsor Fund and Windsor II, only)        [ ]      [ ]       [ ] 2d.

   (e) Industry concentration. (Preferred Stock Fund, only)                              [ ]      [ ]       [ ] 2e.




                         PLEASE SIGN ON REVERSE SIDE                     VAN-REG

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-###-#### OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD EQUITY INCOME FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 1, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                         FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All Funds)                   [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All Funds)                                        [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds but Preferred Stock Fund)          [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Asset Allocation Fund,           [ ]      [ ]       [ ] 2c.
       Equity Income Fund,  Growth and Income Portfolio, Windsor Fund, and
       Windsor II only)

   (d) Investments in assessable securities.  (Windsor Fund and Windsor II, only)        [ ]      [ ]       [ ] 2d.

   (e) Industry concentration. (Preferred Stock Fund, only)                              [ ]      [ ]       [ ] 2e.




                         PLEASE SIGN ON REVERSE SIDE                     VAN-REG

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-###-#### OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD GROWTH AND INCOME PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 1, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                         FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All Funds)                   [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All Funds)                                        [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds but Preferred Stock Fund)          [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Asset Allocation Fund,           [ ]      [ ]       [ ] 2c.
       Equity Income Fund,  Growth and Income Portfolio, Windsor Fund, and
       Windsor II only)

   (d) Investments in assessable securities.  (Windsor Fund and Windsor II, only)        [ ]      [ ]       [ ] 2d.

   (e) Industry concentration. (Preferred Stock Fund, only)                              [ ]      [ ]       [ ] 2e.




                         PLEASE SIGN ON REVERSE SIDE                     VAN-REG

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-###-#### OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD PREFERRED STOCK FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 1, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                         FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All Funds)                   [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All Funds)                                        [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds but Preferred Stock Fund)          [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Asset Allocation Fund,           [ ]      [ ]       [ ] 2c.
       Equity Income Fund,  Growth and Income Portfolio, Windsor Fund, and
       Windsor II only)

   (d) Investments in assessable securities.  (Windsor Fund and Windsor II, only)        [ ]      [ ]       [ ] 2d.

   (e) Industry concentration. (Preferred Stock Fund, only)                              [ ]      [ ]       [ ] 2e.




                         PLEASE SIGN ON REVERSE SIDE                     VAN-REG

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-###-#### OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD WELLESLEY INCOME FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 1, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                         FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All Funds)                   [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All Funds)                                        [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds but Preferred Stock Fund)          [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Asset Allocation Fund,           [ ]      [ ]       [ ] 2c.
       Equity Income Fund,  Growth and Income Portfolio, Windsor Fund, and
       Windsor II only)

   (d) Investments in assessable securities.  (Windsor Fund and Windsor II, only)        [ ]      [ ]       [ ] 2d.

   (e) Industry concentration. (Preferred Stock Fund, only)                              [ ]      [ ]       [ ] 2e.




                         PLEASE SIGN ON REVERSE SIDE                     VAN-REG

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-###-#### OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD WELLINGTON FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 1, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                         FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All Funds)                   [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All Funds)                                        [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds but Preferred Stock Fund)          [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Asset Allocation Fund,           [ ]      [ ]       [ ] 2c.
       Equity Income Fund,  Growth and Income Portfolio, Windsor Fund, and
       Windsor II only)

   (d) Investments in assessable securities.  (Windsor Fund and Windsor II, only)        [ ]      [ ]       [ ] 2d.

   (e) Industry concentration. (Preferred Stock Fund, only)                              [ ]      [ ]       [ ] 2e.




                         PLEASE SIGN ON REVERSE SIDE                     VAN-REG

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-###-#### OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD WINDSOR FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 1, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                         FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All Funds)                   [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All Funds)                                        [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds but Preferred Stock Fund)          [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Asset Allocation Fund,           [ ]      [ ]       [ ] 2c.
       Equity Income Fund,  Growth and Income Portfolio, Windsor Fund, and
       Windsor II only)

   (d) Investments in assessable securities.  (Windsor Fund and Windsor II, only)        [ ]      [ ]       [ ] 2d.

   (e) Industry concentration. (Preferred Stock Fund, only)                              [ ]      [ ]       [ ] 2e.




                         PLEASE SIGN ON REVERSE SIDE                     VAN-REG

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-###-#### OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD WINDSOR II ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 1, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                         FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All Funds)                   [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All Funds)                                        [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds but Preferred Stock Fund)          [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Asset Allocation Fund,           [ ]      [ ]       [ ] 2c.
       Equity Income Fund,  Growth and Income Portfolio, Windsor Fund, and
       Windsor II only)

   (d) Investments in assessable securities.  (Windsor Fund and Windsor II, only)        [ ]      [ ]       [ ] 2d.

   (e) Industry concentration. (Preferred Stock Fund, only)                              [ ]      [ ]       [ ] 2e.




                         PLEASE SIGN ON REVERSE SIDE                     VAN-REG

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

    This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ___________, 1998 by and between _______________________(the "Fund"), and ___________________, a business trust created under the laws of the State of Delaware (the "Trust").

    In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.  PLAN OF REORGANIZATION.

    (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and delivery to the Trust at the closing provided for in Section 2 (hereinafter referred to a the "Closing") all of the then-existing assets belonging to the Fund to be conveyed, transferred and delivered to the Trust. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, including without limitation costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to the Fund to become the obligations and liabilities of the Trust, and (ii) to deliver to the Fund full and fractional shares of beneficial interest of the Trust, par value $0.001, equal in number to the number of full and fractional shares of common stock, with $0.001 par value, of the Fund. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

    (b) The Trust will effect such delivery by establishing an open account for each shareholder of the Fund and by crediting to such account, the exact number of full and fractional shares of the Trust such shareholder held in the Fund on the Effective Date of the Reorganization, the net asset value per share of beneficial interest of the Trust shall be deemed to be the same as the net asset value per share of the Fund. On such date, the number of outstanding shares of the Fund will be identical to the number of outstanding shares of the Trust. Each shareholder of the Fund will have the right to exchange his (her) shares for shares of the Trust. However, a shareholder need not make this exchange unless he (she) so desires. Simultaneously with the crediting of the shares of the Trust to the shareholders of record, the shares of the U.S. Treasury Portfolio held by such shareholder shall be canceled.

    (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps to effect a complete dissolution of the _________ and to reclassify the shares of common stock of the ____________ as authorized, unissued and unallocated shares of common stock of the Fund under ________law.

2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION. The Closing shall occur either on (i) the business day immediately following the later of receipt of all necessary regulatory approvals or the final adjournment of the meeting of shareholders of the Fund at which this Agreement will be considered, or
    (ii) such later date as the parties may mutually agree (the "Effective Date of the

    Reorganization").

1) CONDITIONS PRECEDENT. The obligations of the Fund and the Trust to effectuate the Reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

    (a) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

    (b)(i) one or more post-effective amendments to the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, containing appropriate revisions as a result of the Agreement; and (ii) an initial Registration Statement for the Trust on Form N-1A, which has been filed, shall have become effective with the Commission; and (iii) no stop order suspending the effectiveness of each of the foregoing Registration Statements shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

    (c) Confirmation shall have been received from the Commission or the Staff thereof that the Trust shall, effective upon or before the Effective Date of the Reorganization, be duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended;

    (d) Each party shall have received a ruling from the Internal Revenue Service or an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualified as a "reorganization" under Section 368(a) of the Code, and, thus, will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or shareholders of the Fund or the Trust;

    (e) Each party shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the reorganization provided for herein, and the execution of this Agreement, has been duly authorized and approved by the Fund and the Trust and constitutes a legal, valid and binding agreement of each such party in accordance with its terms; (ii) the shares of the Trust to be issued pursuant to the term of this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust; and (iii) the Trust is duly organized and validly existing under the laws of the State of Delaware;

    (f) The shares of the Trust shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia so as to permit the transfers contemplated by this Agreement to be consummated;

    (g) This Agreement and the reorganization contemplated hereby shall have been adopted by an affirmative vote of a majority of all votes entitled to be cast at a meeting of the shareholders of the Fund;

    (h) The Fund shall have voted, as sole shareholder of the Trust, to:

            (1) Elect as Trustees of the Trust (the "Trustees") the following individuals: Messrs. John C. Bogle, John J. Brennan, Robert E. Cawthorn, Bruce K. MacLaury, Burton G. Malkiel, Alfred M. Rankin, Jr., John C. Sawhill, James O. Welch, Jr., J. Lawrence Wilson and Ms. Barbara B. Hauptfuhrer; and

            (2) Select Price Waterhouse as the independent public accountants for the Trust for the fiscal year ending ___________, 1998.

    (i) The Trustees shall have taken the following action at a meeting duly called for such purposes:

            (1) Approval of the Trust's Custodian Agreement;

            (2) Selection of Price Waterhouse as the Trust's independent public accountants for the fiscal year ending November 30, 1997;

            (3) Approval of the Amended and Restated Funds' Service Agreement
                between The Vanguard Group, Inc. and the member Funds of the Vanguard Group of Investment Companies;

            (4) Authorization of the issuance by the Trust, prior to the
                Effective Date of the Reorganization, of one share to the Fund in consideration for the payment of $1.00 per share for the purpose of enabling the Fund to vote on matters referred to in paragraph (h) of this Section 3;

            (5) Submission of the matters referred to in paragraph (h) of this
                Section 3 to the Fund as sole shareholder of the Trust; and

            (6) Authorization of the issuance by the Trust of shares of the
                Trust on the Effective Date of the Reorganization in exchange for the Fund pursuant to the terms and provisions of this Agreement.

            At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of the Director, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

4. TERMINATION. The Board of Directors of the Fund may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of the Directors, the facts and circumstances make proceeding with the Agreement inadvisable.

5. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

6. FURTHER ASSURANCES. The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

8. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

    IN WITNESS WHEREOF, the Trust and the Fund have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its President and Chief Executive Officer and its seal to be affixed hereto and attested by its Secretary, all as of the day and year first above written.

Two New Low-Cost Ways
        To Vote Your       proxy

IT'S FAST AND CONVENIENT.


SAVE $!


The accompanying Proxy Statement outlines important issues affecting your Vanguard fund. Help us save time and postage costs -- savings we pass along to you -- by voting through the Internet or by telephone. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately.

Do not mail the Voting Instruction Form if you are voting by Internet or telephone.

SAVE TIME !

TO VOTE BY INTERNET:

1. Read the Proxy Statement and have your Voting Instruction Form at hand.

2. Go to website WWW.PROXYVOTE.COM or to the "Proxy Voting" link on WWW.VANGUARD.COM.

3. Enter the 12-digit CONTROL NUMBER found on your Voting Instruction Form.

4. Follow the simple instructions.


TO VOTE BY TELEPHONE:

1. Read the Proxy Statement and have your Voting Instruction Form at hand.

2. Call the toll-free number on your Voting Instruction Form.

3. Enter the 12-digit CONTROL NUMBER found on your Voting Instruction Form.

4. Follow the simple recorded instructions.


                                 YOUR PROXY VOTE
                                  IS IMPORTANT!

                                [VANGUARD LOGO]


(C) 1998 Vanguard Marketing Corporation, Distributor

Two New Low-Cost Ways
         To Vote Your      proxy

IT'S FAST AND CONVENIENT.

SAVE $!


The accompanying Proxy Statement outlines important issues affecting your Vanguard fund. Help us save time and postage costs -- savings we pass along to you -- by voting through the Internet or by telephone. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately.

Do not mail the Proxy Card if you are voting by Internet or telephone.

SAVE TIME!

TO VOTE BY INTERNET:

1. Read the Proxy Statement and have your Proxy Card at hand.

2. Go to website WWW.PROXYVOTE.COM or to the "Proxy Voting" link on WWW.VANGUARD.COM.

3. Enter the 12-digit CONTROL NUMBER found on your Proxy Card.

4. Follow the simple instructions.


TO VOTE BY TELEPHONE:

1. Read the Proxy Statement and have your Proxy Card at hand.

2. Call toll-free 1-800-690-6903.

3. Enter the 12-digit CONTROL NUMBER found on your Proxy Card.

4. Follow the simple recorded instructions.


                                YOUR PROXY VOTE
                                 IS IMPORTANT!

                                [VANGUARD LOGO]

(C) 1998 Vanguard Marketing Corporation, Distributor